UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/27/2005

DRUGSTORE.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-26137

DE	043416255
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

411 108th Ave NE
Suite 1400
Bellevue, WA 98004
(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200
(Registrant’s Telephone Number, Including Area Code)

13920 SE Eastgate Way, Suite 300, Bellevue, WA 98005
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On April 27, 2005, drugstore.com, inc. (the "Company") announced the appointment of four executive officers: John Tinter, vice president, business strategy; Matthew Stepka, vice president, pharmacy; Talat Sadiq, chief information officer; and John Helm, chief technology officer.

Pursuant to an offer letter dated April 6, 2005 and effective April 8, 2005 (the "Tinter Offer Letter"), a copy of which is attached as Exhibit 10.1 to this current report, the Company and Jonathan Tinter agreed to the following material terms and conditions:

- Mr. Tinter's employment as vice president, business strategy will commence no later than May 2, 2005.

- Mr. Tinter will receive an initial annual salary of $205,000. During 2005, he will be eligible to receive a pro-rated annual target bonus of 0% to 25% of his annual salary, based on the achievement of pre-determined performance objectives. His bonus compensation for subsequent years will be determined by the Company's board of directors and chief executive officer.

- At the start of his employment, Mr. Tinter will be granted an option to purchase 225,000 shares of Company common stock, at an exercise price per share equal to the fair market value of the Company's common stock on the Friday after he begins employment. The option will vest over four years, with 20% vesting six months after the start date of his employment and the remaining 80% vesting in equal increments at the end of each quarterly period thereafter.

The foregoing description of the Tinter Offer Letter is qualified in its entirety by reference to the provisions of the Tinter Offer Letter attached as Exhibit 10.1 to this current report on Form 8-K.

Pursuant to an offer letter dated April 18, 2005 and effective April 21, 2005 (the "Stepka Offer Letter"), a copy of which is attached as Exhibit 10.2 to this current report, the Company and Matthew Stepka agreed to the following material terms and conditions:

- Mr. Stepka's employment as vice president, pharmacy will commence no later than May 15, 2005 (or such later date as may be agreed upon by the parties).

- Mr. Stepka will receive an initial annual salary of $200,000. During 2005, he will be eligible to receive a pro-rated annual target bonus of 0% to 25% of his annual salary, based on the achievement of pre-determined performance objectives. His bonus compensation for subsequent years will be determined by the Company's board of directors and chief executive officer.

- At the start of his employment, Mr. Stepka will be granted an option to purchase 225,000 shares of Company common stock, at an exercise price per share equal to the fair market value of the Company's common stock on the Friday after he begins employment. The option will vest over four years, with 20% vesting six months after the start date of his employment and the remaining 80% vesting in equal increments at the end of each quarterly period thereafter.

- Mr. Stepka will receive a $20,000 relocation bonus, payable on the first payroll date after he begins employment.

The foregoing description of the Stepka Offer Letter is qualified in its entirety by reference to the provisions of the Stepka Offer Letter attached as Exhibit 10.2 to this current report on Form 8-K.

Pursuant to an offer letter dated April 6, 2005 and effective April 22, 2005 (the "Sadiq Offer Letter"), a copy of which is attached as Exhibit 10.3 to this current report, the Company and Talat Sadiq agreed to the following material terms and conditions:

- Mr. Sadiq's employment as chief information officer will commence no later than May 9, 2005.

- Mr. Sadiq will receive an initial annual salary of $225,000. During 2005, he will be eligible to receive a pro-rated annual target bonus of 0% to 25% of his annual salary, based on the achievement of pre-determined performance objectives. His bonus compensation for subsequent years will be determined by the Company's board of directors and chief executive officer.

- At the start of his employment, Mr. Sadiq will be granted an option to purchase 250,000 shares of Company common stock, at an exercise price per share equal to the fair market value of the Company's common stock on the Friday after he begins employment. The option will vest over four years, with 20% vesting six months after the start date of his employment and the remaining 80% vesting in equal increments at the end of each quarterly period thereafter.

- Mr. Sadiq will receive a $50,000 relocation bonus. Half of the relocation bonus will be payable on the first payroll date after he begins employment and the other half will be payable on the first payroll date after the six-month anniversary of his employment.

The foregoing description of the Sadiq Offer Letter is qualified in its entirety by reference to the provisions of the Sadiq Offer Letter attached as Exhibit 10.3 to this current report on Form 8-K.

Pursuant to an offer letter dated April 25, 2005 and effective April 26, 2005 (the "Helm Offer Letter"), a copy of which is attached as Exhibit 10.4 to this current report, the Company and Mr. Helm agreed to the following material terms and conditions:

- Mr. Helm's employment as chief technology officer will commence on April 29, 2005.

- Mr. Helm will receive an initial annual salary of $210,000. He will be eligible to receive an annual performance bonus of up to 25% of his annual salary.

- At the start of his employment, Mr. Helm will be granted an option to purchase 225,000 shares of Company common stock, at an exercise price per share equal to the fair market value of the Company's common stock on the Friday after he begins employment. The option will vest over four years, with 20% vesting six months after the start date of his employment and the remaining 80% vesting in equal increments at the end of each quarterly period thereafter.

- Mr. Helm will receive a $60,000 relocation bonus. If, during the first year of his employment with the Company, Mr. Helm's employment is terminated for cause or he voluntarily terminates his employment for good reason (as those terms are defined in the Helm Offer Letter), Mr. Helm will be required to repay a pro-rata portion of his signing bonus, based on the time remaining in the first year.

The foregoing description of the Helm Offer Letter is qualified in its entirety by reference to the provisions of the Helm Offer Letter attached as Exhibit 10.4 to this current report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

10.1        Offer Letter of Jonathan Tinter dated April 6, 2005

10.2        Offer Letter of Matthew Stepka dated April 18, 2005

10.3        Offer Letter of Talat Sadiq dated April 6, 2005

10.4        Offer Letter of John Helm dated April 25, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.

Date: April 28, 2005.	By:	/s/ Dawn G. Lepore
Dawn G. Lepore
President, Chief Executive Officer and Chairman of the Board

Exhibit Index

Exhibit No.	Description
EX-10.1	Offer Letter of Jonathan Tinter dated April 6, 2005
EX-10.2	Letter of Matthew Stepka dated April 18, 2005
EX-10.3	Letter of Talat Sadiq dated April 6, 2005
EX-10.4	Offer Letter of John Helm dated April 25, 2005